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                                                                    EXHIBIT 10.2


              PUBLIC WAREHOUSE AGREEMENT CONTRACT RATE AND CHARGES SECOND AMENDMENT TO CONTRACT DATED FEBRUARY 1, 2002

     The following represents the second amendment to the contract dated February 1, 2002 between JS Logistics, Inc. ("JS") and Build-A-Bear Workshop, Inc. ("BABW") whereby JS provides warehousing and distribution services to BABW. The contract is hereby amended effective as of March 31, 2005 as follows:

1. The Contract termination date is extended 45 days to May 15, 2005 from March 31, 2005 under the same terms and conditions of the prior contract in order for the parties to negotiate, in good faith, the final terms of the draft one year extension contract.

2. All other terms and conditions of the prior contract and all prior amendments shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers the day and year first above written.


BUILD-A-BEAR WORKSHOP, INC.                       JS WAREHOUSING, INC.

By: /s/ Tina L. Klocke                            By: /s/ Richard A. Rekowski
   --------------------------                        --------------------------
It's:  Chief Financial Bear                       It's:  Director Logistics
Date:  4/1/05                                     Date:  4/1/05